                                                                EXHIBIT 10.87(d)

                                 AMENDMENT NO. 4
                         TO MASTER REPURCHASE AGREEMENT

                Amendment No. 4, dated as of December 30, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC ("Buyer"), NEW CENTURY MORTGAGE CORPORATION, NC CAPITAL CORPORATION, NC ASSET HOLDING, L.P., NEW CENTURY CREDIT CORPORATION, LOAN PARTNERS MORTGAGE, LTD., KINGSTON MORTGAGE COMPANY, LTD., COMPUFUND MORTGAGE COMPANY, LTD, WRT FINANCIAL LIMITED PARTNERSHIP, PEACHTREE RESIDENTIAL MORTGAGE, L.P., RESIDENTIAL PRIME LENDING LIMITED PARTNERSHIP, TEAM HOME LENDING, LTD., SUTTER BUTTES MORTGAGE, L.P., MIDWEST HOME MORTGAGE LTD, AUSTIN MORTGAGE, L.P., CAPITAL PACIFIC HOME LOANS, L.P., GOLDEN OAK MORTGAGE, L.P., NORTHWEST CAPITAL MORTGAGE, L.P., SCFINANCE, L.P., AD ASTRA MORTGAGE, LTD, HOME123 CORPORATION AND NEW CENTURY MORTGAGE VENTURES, LLC (each a "Seller", and collectively, the "Sellers") and NEW CENTURY FINANCIAL CORPORATION, the ("Guarantor").

                                    RECITALS

                The Sellers, the Buyer, and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of December 22, 2004, as amended by Amendment No. 1, dated as of August 26, 2005, Amendment No. 2, dated as of September 2, 2005 and Amendment No. 3, dated as of November 30, 2005 (the "Existing Repurchase Agreement", as amended by this Amendment, the "Repurchase Agreement"). The Guarantor is a party to that certain Guaranty (the "Guaranty"), dated as of December 22, 2004, as the same may be amended from time to time, by the Guarantor in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.

                The Buyer, the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

                Accordingly, the Buyer, Sellers and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                Section 1. Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by:

                1.1 adding the following definitions in their proper alphabetical order:

                ""Aged Loan" means a Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 120 days but not greater than 180 days."

                ""Buydown Amount" has the meaning set forth in Section 5(c) hereof."

                ""Forty-Year Mortgage Loan" shall mean a fully amortizing Mortgage Loan which has an original term to maturity of not more than forty years from the origination date."

                ""OFAC" has the meaning set forth in Section 14(a)(28) hereof."

                ""Original Seller" means New Century Mortgage Corporation, NC Capital Corporation, NC Asset Holding, L.P., New Century Credit Corporation, Home123 Corporation, New Century Mortgage Ventures, LLC, and each such Seller's permitted successors and assigns."

                ""Prohibited Person" has the meaning set forth in Section 14(a)(28) hereof."

                1.2 deleting the definition of "Mortgage Loan" in its entirety and replacing it with the following language:

               ""Mortgage Loan" means any Forty-Year Mortgage Loan, Co-op Loan, Sub-Prime Mortgage Loan, Exception Mortgage Loan, Jumbo Mortgage Loan, Alt A Mortgage Loan, Second Lien Mortgage Loan, HELOC or Conforming Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage or home equity loan evidenced by a promissory note and secured by a mortgage, which satisfies the requirements set forth in the Underwriting Guidelines and Section 14(b) hereof; provided, however, that, except as expressly approved in writing by Buyer, Mortgage Loans shall not include any "high-LTV" loans (i.e., a mortgage loan having a loan-to-value ratio in excess of 100% (or with respect to High CLTV Mortgage Loans, 105%) or in excess of such lower percentage set forth in the Underwriting Guidelines or with respect to Second Lien Mortgage Loans, a combined loan-to value ratio in excess of the lower of (i) the percentage specified in the Underwriting Guidelines or (ii) 100% or, with respect to High CLTV Mortgage Loans, 105%) or any High Cost Mortgage Loans and; provided, further, that the origination date with respect to such Mortgage Loan is no earlier than thirty (30) days prior to the related Purchase Date."

                Section 2. Price Differential. Section 5 of the Existing Repurchase Agreement is hereby amended by adding the following subsection (c) thereto:

                "c. Sellers may remit to Buyer funds in $100,000 increments up to the outstanding Purchase Price, to be held as unsegregated cash margin and collateral for all Obligations under the Repurchase Agreement (such amount, to the extent not applied to Obligations under the Repurchase Agreement, the "Buydown Amount"). The Buydown Amount shall be used by Buyer in order to calculate the Price Differential, which will accrue on the Purchase Price then outstanding minus the Buydown Amount, applied to Transactions involving the lowest Pricing Rate. The Sellers shall be entitled to request a drawdown of the Buydown Amount or remit additional funds to be added to the Buydown Amount in increments of $100,000 no more than one time per week with forty-eight (48) hours notice. Without limiting the generality of the foregoing, in the event that a Margin Call or other Default exists, the Buyer shall be entitled to use any or all of the Buydown Amount to cure such circumstance or otherwise exercise remedies available to the Buyer without prior notice to, or consent from, the Sellers."

                Section 3. Security Interest. Section 9 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language:

                "9. SECURITY INTEREST.

                Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, each Seller hereby pledges to Buyer as security for the performance by Sellers of the Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the Purchased Mortgage Loans, the Records, and all related servicing rights, the Program Agreements (to the extent such Program Agreements and Seller's right thereunder relate to the Purchased Mortgage Loans), any Property relating to the Purchased Mortgage Loans, all insurance policies and insurance proceeds relating to any Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and, Income, the Collection Account, the Buydown Amount and any account to which such amount is deposited, Interest Rate Protection Agreements (which interest in the Interest Rate Protection Agreements shall be pro rata and subject to rights of other parties holding security interests therein) accounts (including any interest of Seller in escrow accounts) and any other contract rights, instruments, payments, rights to payment (including payments of interest or finance charges) general intangibles and other assets relating to the Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt and Certification, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the "Repurchase Assets"). Sellers agree to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Buyer's security interest created hereby. Furthermore, the Sellers hereby authorize the Buyer to file financing statements relating to the Repurchase Assets, as the Buyer, at its option, may deem appropriate. The Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section."

                Section 4. Representations and Warranties. Section 14(a) of the Existing Repurchase Agreement is hereby amended by adding the following clause
(28) to the end thereof:

                "(28) No Prohibited Persons. Neither any Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person (or to any Seller's knowledge, owned or controlled by an entity or person): (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 ("EO13224"); (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "Prohibited Person")."

                Section 5. Covenants. Section 15 to the Existing Repurchase Agreement is hereby amended by deleting subsections (b) and (c) in their entirety and replacing them with the following language:

                "(b). Indebtedness to Adjusted Tangible Net Worth Ratio. The Guarantor, on a consolidated basis, shall maintain at all times a ratio of Indebtedness (excluding all Non-Recourse Debt) to Adjusted Tangible Net Worth of not greater than 12:1.

                "(c). Maintenance of Liquidity. The Guarantor, on a consolidated basis, shall ensure that, at all times, it has Cash Equivalents in an amount not less than the greater of (i) $60,000,000 and (ii) 1.5% of loans held for sale on Guarantor's consolidated balance sheet."

                Section 6. Intent. Section 27 of the Existing Repurchase Agreement is hereby amended by adding subsection (e) thereto with the following:

                "e. This Agreement is intended to be a "repurchase agreement" and a "securities contract," within the meaning of Section 555 and Section 559 under the Bankruptcy Code."

                Section 7. Documents Mutually Drafted. The Existing Repurchase Agreement is hereby amended by adding after Section 39 the following Section 40:

                "40. DOCUMENTS MUTUALLY DRAFTED

                The Sellers and the Buyer agree that this Agreement each other Program Agreement prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof."
Section 8. Schedules. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting subsections (r) and (vv) in their entirety and replacing them with the following language:

                "(r) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Other than with respect to HELOCs, principal and/or interest payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. Other than with respect to a HELOC, or the Credit Line Agreement with respect to a HELOC, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and/or interest (subject to a "balloon" payment in the case of Balloon Loans or an "interest only" period in the case of Interest Only Loans), which installments of interest, with respect to adjustable rate Mortgage Loans are subject to change on the Interest Rate Adjustment Date and with respect to Interest Only Loans are subject to change on the Interest Only Adjustment Date, and due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization (except with respect to any Forty-Year Mortgage Loans). With respect to HELOCs, the related Mortgagor may request advances up to the Credit Limit within the first ten years following the date of origination. Each HELOC will amortize within 30 years from the date of origination. The Due Date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note. The Mortgage Note is payable in Dollars."

                "(vv). Aging. Such Purchased Mortgage Loan has not been subject to a Transaction hereunder for more than 180 days."

                Section 9. Exhibits. Exhibit D to the Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

                Section 10. Conditions Precedent. This Amendment shall become effective as of December 30, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                10.1 Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                (a) this Amendment, executed and delivered by the Guarantor and duly authorized officers of the Buyer and the Sellers;

                (b) Amendment No. 5 to the Pricing Side Letter, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

                (c) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                Section 11. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 14 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

                Section 12. Joint and Several Obligations. Each of the Sellers and Buyer hereby acknowledge and agree that Sellers are each jointly and severally liable to Buyer for all of their respective representations, warranties and covenants hereunder and under the Repurchase Agreement.

                Section 13. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                Section 14. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                SECTION 15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 16. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           CAPITAL LLC, AS BUYER


                                           By: /s/ Randall Eron Shy
                                               ---------------------------------
                                               Name: Randall Eron Shy
                                               Title: Vice President

                                        NEW CENTURY MORTGAGE CORPORATION, AS
                                           SELLER

                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President

                                        NC CAPITAL CORPORATION, AS SELLER

                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  President

                                        NC ASSET HOLDING, L.P., AS SELLER
                                        By: NC Deltex, LLC,
                                        Its General Partner

                                        By: NC Capital Corporation
                                        Its Sole Member

                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  President


                                        NEW CENTURY CREDIT CORPORATION, AS
                                           SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President

                                        LOAN PARTNERS MORTGAGE, LTD, AS SELLER


                                        By:  Capital Standard Origination
                                             Company,
                                           Its General Partner

                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        KINGSTON MORTGAGE COMPANY, LTD., AS
                                           SELLER

                                        By:  CSOC XI, INC.,
                                           Its General Partner

                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        COMPUFUND MORTGAGE COMPANY, LTD, AS
                                           SELLER


                                        By:  CSOC XIV, INC.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        WRT FINANCIAL LIMITED PARTNERSHIP, AS
                                           SELLER


                                        By:  CSOC XXIII, INC.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President

                                        PEACHTREE RESIDENTIAL MORTGAGE, L.P., AS
                                           SELLER


                                        By:  CSOC XXV, INC.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        RESIDENTIAL PRIME LENDING LIMITED
                                           PARTNERSHIP, AS SELLER


                                        By:  CSOC XXVII, INC.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        TEAM HOME LENDING LTD, AS SELLER


                                        By:  CSOC XXXII, INC.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        SUTTER BUTTES MORTGAGE LP, AS SELLER


                                        By:  CSOC XXXVIII, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President

                                        MIDWEST HOME MORTGAGE LTD, AS SELLER


                                        By:  CSOC XXXVII, Inc.
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        AUSTIN MORTGAGE, L.P., AS SELLER


                                        By:  RBC GP I, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        CAPITAL PACIFIC HOME LOANS, L.P., AS
                                           SELLER


                                        By:  RBC GP II, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        GOLDEN OAK MORTGAGE, LP, AS SELLER


                                        By:  RBC GP III, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President

                                        NORTHWEST CAPITAL MORTGAGE LP, AS SELLER


                                        By:  RBC GP IV, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        SCIFINANCE LP, AS SELLER


                                        By:  RBC GP VI, Inc.,
                                           Its General Partner


                                             /s/ Stergios Theologides
                                             -----------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        AD ASTRA MORTGAGE LTD, AS SELLER


                                        By:  RBC GP IX, Inc.,
                                             Its General Partner


                                             /s/ Stergios Theologides
                                            ------------------------------------
                                             Name:  Stergios Theologides
                                             Title:  Executive Vice President



                                        HOME123 CORPORATION, AS SELLER


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name:  Kevin Cloyd
                                            Title:  Executive Vice President

                                        NEW CENTURY MORTGAGE VENTURES, LLC, AS
                                           SELLER




                                           By:  /s/ Stergios Theologides
                                              ----------------------------------
                                               Name:  Stergios Theologides
                                               Title:  Executive Vice President


                                           NEW CENTURY FINANCIAL CORPORATION, as
                                               Guarantor

                                           By:  /s/ Stergios Theologides
                                              ----------------------------------
                                           Name:  Stergios Theologides
                                           Title:  Executive Vice President